Exhibit 10.22

BANCA INVERSIONES HIPOTECAS	Oficinas Ejecutivas PO Box 195115 San Juan PR 00919-5115
Tel 787-771-6800 Fax 787-771-6770
March 5, 2007
Oriental International Bank Inc.
Oriental Center
Professional Offices Park
997 San Roberto Street
10th Floor
San Juan, Puerto Rico 00926
     Re: Investment Management Agreement
Dear Sirs:
     This letter will amend the Investment Management Agreement dated January 17, 2007 (the “Agreement”) between Oriental Financial Group Inc., Oriental Bank & Trust, and Oriental International Bank Inc. (“Client”) and Bear Stearns Asset Management Inc. (the “Manager”). The Investment Management Agreement shall be amended to include the following provision:
     The Investment Manager shall not sell any security held in the Available for Sale or Held to Maturity Portfolios for a loss without the prior written consent of “Client”.
     Please indicate your agreement to this amendment by signing the enclosed copies of this letter in the space indicated and returning a fully signed copy to us.

Very truly yours, ORIENTAL FINANCIAL GROUP INC.
By:	/s/ José R. Fernández
	Name:	José R. Fernández
Title : President & CEO

ORIENTAL BANK & TRUST
By:	/s/ José R. Fernández
	Name:	José R. Fernández
Title : President & CEO

ORIENTAL INTERNATIONAL BANK INC.
By:	/s/ José R. Fernández
	Name:	José R. Fernández
Title: President & CEO

Acknowledged and agreed:

BEAR STEARNS ASSET MANAGEMENT INC.
By:	/s/ Andrew Headley
	Name:	Andrew Headley
Title: Managing Director